July 7, 2015

DREYFUS INSTITUTIONAL RESERVES FUNDS

- Dreyfus Institutional Reserves Money Fund

Supplement to Current Statement of Additional Information

The following changes will take effect on November 1, 2015

The fund will change its name to "Dreyfus Institutional Preferred Government Money Market Fund."

The following will replace any contrary information in the section entitled "Investments, Investment Techniques and Risks—Money Market Funds":

Fund	U.S. Government Securities[15]	Repurchase Agreements[16]	Bank Obligations[17]	Participation Interests	Floating and Variable Rate Obligations
Dreyfus Institutional Preferred Government Money Market Fund	√	√			√

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15         Dreyfus Institutional Preferred Government Money Market Fund invests at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest, repurchase agreements (including tri-party repurchase agreements) in respect of such securities and cash.

Fund	Asset-Backed Securities	Commercial Paper	Investment Companies	Municipal Securities[19]	Foreign Securities[20]
Dreyfus Institutional Preferred Government Money Market Fund			√

Fund	Illiquid Securities	Borrowing Money[21]	Reverse Repurchase Agreements	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities[22]
Dreyfus Institutional Preferred Government Money Market Fund	√	√	√	√	√	√